- 1 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA IN RE ZUORA, INC. DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS. Lead Case No. 3:19-cv-05701-SI (Consolidated with Case No. 3:19-cv-05702-SI) Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 2 of 71 Exhibit 99.2

- 2 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement, dated May 9, 2023 (the “Stipulation”), is made and entered into by and among the following Settling Parties (as defined herein), each by and through their respective counsel: (1) Andrew Lichter (“Lichter”) and Keith Beaven (“Beaven”), plaintiffs in the above-captioned consolidated shareholder derivative action captioned In re Zuora, Inc. Derivative Litigation, Case No.: 3:19-cv-05701-SI (N.D. Cal.) (the “California Consolidated Action”); (2) Theresa DeRycke Sbarra (“Sbarra”),1 plaintiff in the shareholder derivative action captioned DeRycke v. Tzuo, et al., Docket No. 3:22-cv-2775-SI (N.D. Cal.) (the “Demand Made Action”); (3) Ahtesham Ahmed (“Ahmed”) and Kenneth Schuster (“Schuster”), plaintiffs in the consolidated shareholder derivative action pending in the United States District Court for the District of Delaware (the “Delaware Federal Court”), captioned In re Zuora, Inc. Derivative Litigation, Case No. 20-cv-00714-CFC (D. Del.) (the “Federal Delaware Action”); (4) Aleta Thompson (“Thompson”) and Matthew Harney (“Harney”), plaintiffs in the consolidated shareholder derivative action pending in the Delaware Court of Chancery (the “Chancery Court”) captioned In re Zuora, Inc. Stockholder Derivative Litigation, Case No. 2021-0147-SG (Del. Ch.) (the “State Delaware Action”, and together with the California Consolidated Action, the Demand Made Action, and the Federal Delaware Action, the “Litigation”); (5) Janet Kernan (“Kernan”), a Zuora, Inc. (“Zuora” or the “Company”) stockholder who issued an inspection demand to Zuora pursuant to 8 Del. C. § 220 (“Section 220”); (6) Individual Defendants Marc Diouane (“Diouane”), Peter Fenton, Kenneth A. Goldman, Timothy Haley, Jason Pressman, Tyler Sloat, Tien Tzuo (“Tzuo”), Michelangelo Volpi, Magdalena Yesil, Omar Abbosh, and Sarah Bond; and (7) nominal defendant Zuora, (together with the Individual Defendants and Plaintiffs,2 the “Settling Parties”). This Stipulation, subject to the approval of the U.S. District Court for the Northern District of California (the “Northern District of California” or the “Court”), before which both the California 1 In January of 2023, Plaintiff Theresa DeRycke changed her name to Theresa Sbarra. 2 “Plaintiffs” collectively refers to Lichter, Beaven, Sbarra, Ahmed, Schuster, Thompson, Harney, and Kernan. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 3 of 71

- 3 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Consolidated Action and the Demand Made Action are pending, is intended by the Settling Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete resolution and/or dismissal of the Litigation with prejudice, upon the terms and subject to the conditions set forth herein, and without any admission or concession as to the merits of any of the Settling Parties’ claims or defenses. I. INTRODUCTION A. Summary of Plaintiffs’ Allegations Zuora, a Delaware corporation headquartered in Redwood City, California, is a software company that designs and sells service applications for companies. The Company is a cloud-based subscription platform that provides software to enable companies across multiple industries and geographies to launch, manage, or transform to a subscription-based model. Zuora Billing (“Billing”) is a software that helps Zuora’s customers bill their subscribers. Zuora RevPro (“RevPro”) is a software that helps Zuora’s customers properly recognize revenue. In the Litigation, Plaintiffs allege, as reflected in the shareholder derivative complaints, that the Individual Defendants breached their fiduciary duties to Zuora and its stockholders by making or causing Zuora to make public statements that falsely represented that data generated by Billing was easily integrated into RevPro, thereby streamlining a customer’s bookkeeping. Plaintiffs further allege that, in truth, customers needed to either manually export billing data from Billing and then manually input it into RevPro, or create their own integration software, which was expensive and time-consuming., and thus a key draw of the Company’s software was not as advertised. Plaintiffs allege in the Litigation that the Individual Defendants failed to disclose material issues with the Company’s primary products, and, as a result, the price of the Company’s securities during and after the initial public offering of its common stock (the “IPO”) was artificially inflated. Plaintiffs further allege that the Individual Defendants were unjustly enriched, and that certain of the Individual Defendants sold their personally held shares of Zuora stock at artificially inflated prices while in possession of material nonpublic information. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 4 of 71

- 4 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 On May 30, 2019, Zuora issued a press release announcing its financial results for the quarter ended April 30, 2019. The Company also announced that it was reducing its guidance for the upcoming quarter and fiscal year 2020, and revealed that defendant Diouane would be stepping down as President and Head of Sales. On an earnings conference call that same day, defendant Tzuo revealed two reasons that led the Company to lower its guidance for the fiscal year: (1) the Company needed to improve its sales execution, and (2) the product integration for the Company’s Billing and RevPro software was taking longer than expected . The Litigation alleges that the Company had represented for over a year that Billing and RevPro were already integrated, but that defendant Tzuo’s statements on April 30, 2019 were an acknowledgment that the integration issue was not expected to be resolved until the quarter ended October 31, 2019. Among other damages to Zuora, the Litigation alleges that the Individual Defendants’ misconduct exposed Zuora to liability in the consolidated securities class action pending in the Northern District of California captioned Roberts v. Zuora, Inc., et al., Case No. 3:19-cv-03422-SI (the “Federal Class Action”) and the consolidated securities class action pending in the Superior Court of California, County of San Mateo, captioned Olson v. Tzuo, Case No. 20-CIV-01918 (the “State Class Action,” and together with the Federal Class Action, the “Securities Class Actions”). As set forth in more detail in Section III, infra, the Individual Defendants deny all allegations and contentions made by Plaintiffs, and each of them, in the Litigation. B. Procedural Background 1. The California Consolidated Action On September 10, 2019, plaintiff Lichter filed a complaint in the Northern District of California on behalf of Zuora against certain of the Individual Defendants asserting violations of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), breach of fiduciary duties, unjust enrichment, and waste of corporate assets (the “Lichter Action”). That same day, plaintiff Beaven filed a related shareholder derivative complaint in the Northern District of California on behalf of Zuora against certain of the Individual Defendants asserting the same claims as in the Lichter Action styled as Beaven v. Tzou, et al., Case No. 3:19-cv-05702-SI (the “Beaven Action”). On January 13, 2020, the parties to the Lichter Action and the Beaven Action stipulated Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 5 of 71

- 5 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 to consolidate the two actions (thus forming the California Consolidated Action). The Northern District of California so-ordered the stipulation on February 10, 2020. On March 30, 2020, the parties to the California Consolidated Action stipulated to appoint co-lead counsel and to stay the California Consolidated Action pending the resolution of a motion to dismiss in the Federal Class Action. On August 28, 2020, the parties to the California Consolidated Action stipulated to stay the California Action until the completion of fact discovery in the Federal Class Action. The Northern District of California entered an order pursuant to this stipulation on August 31, 2020. On March 3, 2021, the Court entered a stipulated protective order and Zuora began producing confidential documents. After reviewing documents Zuora produced, on March 15, 2022, Plaintiffs Lichter and Beaven filed a redacted Verified Consolidated Shareholder Derivative Complaint and an unredacted version thereof under seal. On April 22, 2022, Plaintiffs Lichter and Beaven sent Defendants a detailed settlement demand. On August 8, 2022, Plaintiffs Lichter and Beaven agreed to maintain the stay that had been ordered on August 31, 2020, and Defendants agreed to produce confidential documents, including but not limited to certain documents produced in the Federal Class Action, including correspondence with the Individual Defendants and Board and Audit Committee presentations and related documents, as well as transcripts and exhibits from the depositions of Tzuo, Tyler Sloat and Jagan Reddy in the Federal Class Action. On November 16, 2022, Plaintiffs Lichter and Beaven filed a notice with the Court that the stay of proceedings ended. On December 16, 2022, the Court held a status conference and set February 27, 2023 as the deadline for Defendants to file a motion to dismiss. On February 16, 2023, Defendants’ Counsel filed a letter to the Court on behalf of the parties stating that the parties reached an agreement to settle the litigation, subject to approval of the Court. The letter stated that the parties will file a motion for preliminary approval of the settlement or provide an update on the status of the settlement documentation by March 24, 2023. The letter requested that the Court adjourn the deadline for Defendants to move to dismiss sine die. The next Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 6 of 71

- 6 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 day, the Court vacated the deadline for Defendants to move to dismiss and ordered the parties to file a joint status report by March 24, 2023. On March 23, Defendants’ counsel filed a letter with the Court on behalf of the parties stating that the parties were continuing to finalize the stipulation and agreement of settlement, along with exhibits to be attached thereto, and that the parties will file a motion for preliminary approval or provide a further update on the status of the settlement documentation by April 28, 2023. 2. The Federal Delaware Action On May 28, 2020, plaintiff Ahmed filed a complaint on behalf of Zuora in the Delaware Federal Court against the Individual Defendants seeking contribution under Sections 10(b) and 21D of the Exchange Act and asserting claims for violation of Section 14(a) of the Exchange Act, breach of fiduciary duties, unjust enrichment, and waste of corporate assets (the “Ahmed Action”). On June 3, 2020, plaintiff Schuster filed a substantially similar complaint on behalf of Zuora in the Delaware Federal Court against the Individual Defendants asserting the same claims as in the Ahmed Action (the “Schuster Action”). On June 29, 2020, the parties to the Ahmed Action and the Schuster Action stipulated to consolidate the two actions and appoint co-lead counsel (thus forming the Federal Delaware Action). The Delaware Federal Court entered an order pursuant to this stipulation on June 30, 2020. On August 21, 2020, the parties to the Federal Delaware Action stipulated to stay the Federal Delaware Action until the completion of fact discovery in the Federal Class Action. The Delaware Federal Court entered an order pursuant to this stipulation on August 24, 2020. 3. The State Delaware Action Plaintiff Thompson sent an inspection demand to Zuora pursuant to Section 220 on May 13, 2020. Following extensive negotiations over Plaintiff Thompson's right to inspect requested documents and the scope of documents to be produced, and the negotiation and execution of a confidentiality agreement, Zuora produced more than 2,200 pages of non-public, Board-level corporate books and records between October 2020 and January 2021. Then, on February 19, 2021, plaintiff Thompson filed a complaint in the Chancery Court against the Individual Defendants Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 7 of 71

- 7 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 asserting breach of fiduciary duties and unjust enrichment (the “Thompson Action”), which incorporated allegations based on materials from the books and records production. Plaintiff Harney issued an inspection demand to Zuora pursuant to Section 220 on October 13, 2020. Following extensive negotiations over the scope of documents to be produced and the execution of a confidentiality agreement, Zuora produced more than 2,200 pages of non-public, Board-level corporate books and records. Then, on February 24, 2021, plaintiff Harney filed a substantially similar complaint in the Chancery Court against the Individual Defendants asserting three claims for breach of fiduciary duties, another claim for aiding and abetting breach of fiduciary duty, and claims for unjust enrichment and waste of corporate assets (the “Harney Action”), which incorporated allegations based on materials from the books and records production. On March 22, 2021, the parties to the Thompson Action and the Harney Action stipulated to consolidate the two actions and appoint co-lead counsel (thus forming the State Delaware Action). The Chancery Court so-ordered this stipulation on March 23, 2021. On May 17, 2021, plaintiffs in the State Delaware Action filed a redacted, consolidated complaint; a public version was filed on May 20, 2021. The consolidated complaint incorporated allegations based on materials from the books and records productions. On June 25, 2021, the parties in the State Delaware Action stipulated to stay the State Delaware Action until the completion of fact discovery in the Federal Class Action. The Chancery Court entered an order pursuant to this stipulation on June 29, 2021. 4. The Demand Made Action On November 12, 2021, plaintiff Sbarra (formally plaintiff DeRycke) sent a formal pre-suit litigation demand under Delaware law (the “Litigation Demand”) to Zuora’s Board of Directors (the “Board”), wherein she demanded that the Board: (i) undertake (or cause to be undertaken) an independent internal investigation into the Individual Defendants’ alleged violations of Delaware and federal law; and (ii) commence a civil action against Individual Defendants (and any other individuals who may be similarly liable for breach of fiduciary duties, aiding and abetting breaches of fiduciary duties, corporate waste, unjust enrichment, insider trading, and/or violations of federal securities laws) to recover for the benefit of Zuora the amount of damages sustained by the Company Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 8 of 71

- 8 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 as a result of their mismanagement and wrongdoing alleged therein, as well as take additional affirmative action to redress the wrongs described therein and prevent such mismanagement and wrongdoing from occurring in the future. On May 6, 2022, plaintiff Sbarra served a detailed settlement demand on counsel for the Board. On May 10, 2022, plaintiff Sbarra filed a complaint in the Northern District of California alleging that the Litigation Demand was wrongfully refused by the Individual Defendants and asserting claims on Zuora’s behalf against the Individual Defendants for violations of Section 10(b) of the Exchange Act, breach of fiduciary duties (the alleged wrongful refusal of the Litigation Demand, disclosure and oversight violations), unjust enrichment, waste of corporate assets, and insider selling (the “Demand Made Action”). On May 31, 2022, following consideration of plaintiff Sbarra’s Administrative Motion to Consider whether Cases Should be Related, the Demand Made Action was deemed related to (but not consolidated with) the California Consolidated Action and reassigned to the Hon. Susan Illston. On June 22, 2022, the parties in the Demand Made Action stipulated to stay that action until September 9, 2022—60 days from Defendants’ deadline to answer or otherwise respond to the operative complaint in the Demand Made Action, or the date any further stay of the Demand Made Action expires, whichever occurred sooner. As part of this deferral, the Parties agreed to meet and confer “to identify which documents, responses to interrogatories, requests for admission and/or deposition testimony from the Securities Action shall be produced to Plaintiff.” The Court so- ordered this stipulation on June 23, 2022. On August 1, 2022, the Court entered a stipulated protective order and Zuora began producing the agreed upon documents and discovery shortly thereafter. After Plaintiff Sbarra’s counsel completed a review of the documents and discovery Zuora produced, on September 27, 2022, the parties to the Demand Made Action agreed to schedule a private mediation to attempt to resolve the Demand Made Action, along with the other Litigation actions. On October 7, 2022, the parties in the Demand Made Action stipulated to continue the stay of the Demand Made Action to pursue possible settlement through private mediation, scheduled for December 9, 2022. The Court entered an order pursuant to this stipulation on October 11, 2022. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 9 of 71

- 9 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 5. Additional Section 220 Books & Records Demand Kernan issued an inspection demand to Zuora pursuant to Section 220 on June 1, 2020, based on substantially similar allegations to those in the Litigation. After negotiating and executing a confidentiality agreement with the Company, on October 22, 2020, Kernan obtained a production of non-public, Board-level corporate books and records from Zuora. C. Settlement Negotiations Pursuant to the terms of the various deferral agreements entered into by the Settling Parties, Defendants produced over 37,000 pages of confidential documents, including deposition transcripts, to Plaintiffs. The documents included: (1) all documents that were (a) produced to the plaintiff in the Federal Class Action, and (b) that are identified in the metadata for the documents as having been sent to/from/cc/bcc or identified as being collected from the custodial files of any of the Individual Defendants; (2) all Board and Audit Committee presentations and related documents that were produced to the plaintiff in the Federal Class Action; (3) copies of all insurance agreements under which an insurance business may be liable to satisfy all or part of a possible judgment in the action or to indemnify or reimburse for payments made to satisfy the judgment; and (4) transcripts and exhibits from the depositions of Tien Tzuo, Tyler Sloat and Jagan Reddy taken in the Federal Class Action (which Defendants agreed to produce after meeting and conferring with Plaintiffs). Defendants made rolling productions to Plaintiffs from the fall of 2021 through the fall of 2022. On December 9, 2022, the Parties attended a full day mediation (the “Mediation”) with Robert A. Meyer, Esq. of JAMS Mediation, Arbitration and ADR Services (the “Mediator”), who is experienced in mediating shareholder litigation matters. In advance of the Mediation, Plaintiffs submitted a detailed settlement demand to Defendants. While the December 9, 2022, Mediation ended without a settlement, the Parties nonetheless made meaningful progress and continued their settlement negotiations after the Mediation, with the Mediator’s assistance. Detailed written proposals and counter-proposals were exchanged and debated in numerous communications. Ultimately, on December 12, 2022, the Parties reached an agreement in principle on the corporate governance measures that will be adopted by Zuora as consideration for a global resolution of the Litigation. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 10 of 71

- 10 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 After the Parties reached an agreement in principle on the material substantive terms to resolve the Litigation, Plaintiffs’ Counsel and Defendants’ Counsel commenced negotiations regarding an appropriate award of attorneys’ fees and expenses commensurate with the value of the Settlement benefits and the contributions of Plaintiffs’ Counsel to the Settlement. The fee negotiations were facilitated and supervised by the Mediator, who was familiar with the complexity of the issues, risks, and challenges confronted by Plaintiffs, as well as the Plaintiffs’ Counsel’s efforts in securing the Settlement benefits. Following a number of exchanges through the Mediator, on February 3, 2023, Plaintiffs’ Counsel and Defendants’ Counsel accepted the Mediator’s proposal, agreeing to the Fee and Expense Amount (as defined in Section 4.1 below) of $2 million, subject to Court approval. Thereafter, the Settling Parties negotiated and finalized the formal operative terms of the Settlement as set forth in this Stipulation (“Settlement”). II. PLAINTIFFS’ COUNSEL’S INVESTIGATION AND RESEARCH, PLAINTIFFS’ CLAIMS, AND THE BENEFIT OF SETTLEMENT Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Litigation have merit and that their investigation supports the claims asserted. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, and in light of the benefits of the Settlement as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trials and appeals, Plaintiffs have concluded that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Litigation against the Individual Defendants through trials and possible appeals. Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Litigation, as well as the difficulties and delays inherent in such litigation. Based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Zuora and Current Zuora Shareholders, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement’s guarantee of Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 11 of 71

- 11 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 substantial benefits conferred upon Zuora and Current Zuora Shareholders in the form of the Corporate Governance Measures reflected in Exhibit A hereto (“Measures”) is fair, reasonable and adequate consideration for forgoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of Zuora and Current Zuora Shareholders. Plaintiffs’ Counsel attest that they conducted an investigation relating to the claims and the underlying events alleged in the Litigation, including, but not limited to: (i) negotiating for and reviewing thousands of pages of non-public, Board-level corporate books and records obtained pursuant to Section 220 inspection demands; (ii) reviewing and analyzing Zuora’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), press releases, announcements, transcripts of investor conference calls, and news articles; (iii) reviewing and analyzing the investigations in publicly-available pleadings against Zuora related to the allegations in the Litigation; (iv) reviewing and analyzing the allegations contained in the related Securities Class Actions; (v) researching, drafting, and filing shareholder derivative complaints; (vi) reviewing the 37,401 pages of internal corporate documents and transcripts and exhibits of depositions taken in the Federal Class Action that were produced to Plaintiffs by Zuora in connection with the Litigation; (vii) researching the applicable law with respect to the claims asserted (or which could be asserted) in the Litigation and the potential defenses thereto; (viii) researching corporate governance issues; (ix) preparing detailed settlement demands on behalf of various Plaintiffs and a mediation statement in connection with the Mediation; (x) participating in a full-day Mediation; (xi) engaging in extensive pre- and post-mediation settlement discussions with the Mediator and counsel for the Defendants; and (xii) negotiating and drafting the settlement documentation for presentment to the Court. Plaintiffs’ Counsel’s views are further informed by their experience and thorough analysis of the facts and law governing the applicable derivative standing and pleading requirements, substantive claims and defenses, and damages and disgorgement remedies. Plaintiffs’ Counsel’s assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined in the course of drafting pleadings, in connection with preparing and Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 12 of 71

- 12 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 demands, and during the lengthy substantive written and verbal exchanges with Defendants’ Counsel and the Mediator. Accordingly, Plaintiffs have agreed to settle the Litigation upon the terms and subject to the conditions set forth herein. III. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY The Individual Defendants have denied, and continue to deny, each and every claim and contention alleged by Plaintiffs in the Litigation and deny any and all allegations of fault, wrongdoing, liability, or damages whatsoever. The Individual Defendants affirm that at all relevant times they acted properly, lawfully, in good faith, in full accord with their fiduciary duties, and in a manner they reasonably believed to be in the best interests of Zuora and its stockholders. Further, the Individual Defendants have denied expressly, and continue to deny expressly, all allegations of wrongdoing, fault, liability, or damage against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Litigation. The Individual Defendants deny that they have ever committed or attempted to commit any violations of law, any breach of fiduciary duty owed to Zuora or its shareholders, or any wrongdoing whatsoever. The Individual Defendants maintain that they had and have meritorious defenses to all claims alleged in the Litigation. Without admitting the validity of any of the claims that Plaintiffs have asserted in the Litigation, or any liability with respect thereto, the Individual Defendants have concluded that it is desirable that the claims be settled on the terms and subject to the conditions set forth herein. The Individual Defendants are entering into this Settlement because (among other reasons) it will eliminate the uncertainty, distraction, disruption, burden, and expense of further litigation of the Litigation. Neither this Stipulation, nor any of its terms or provisions, nor any act performed or document executed pursuant to or in furtherance of the Settlement: (a) is, may be construed as, or may be used as, an admission of, or evidence of, the truth or validity of any of the Released Claims, any claims or allegations made in the Litigation, or any purported acts or omissions by the Defendants; (b) is, may be construed as, or may be used as, an admission of, or evidence of, any fault, omission, negligence, or wrongdoing by the Defendants, or any concession of liability Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 13 of 71

- 13 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 whatsoever; or (c) is, may be construed as, or may be used as, an admission of, or evidence of, a concession by any Individual Defendant of any infirmity in the defenses that Defendants asserted or could have asserted in the Litigation, or otherwise. IV. BOARD APPROVAL The independent non-defendant members of Zuora’s Board have determined that the Settlement is in the best interests of Zuora and its shareholders and unanimously approved the Settlement. V. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT Plaintiffs (for themselves and derivatively on behalf of Zuora), the Individual Defendants, and nominal defendant Zuora, by and through their respective counsel or attorneys of record, hereby stipulate and agree that, subject to approval by the Court, in consideration of the benefits flowing to the Parties hereto, the Litigation and all of the Released Claims shall be fully, finally, and forever compromised, settled, released, discharged, and dismissed with prejudice and with full preclusive effect as to all Parties, upon the terms and subject to the conditions set forth herein as follows: 1. Definitions As used in this Stipulation, the following terms have the meanings specified below. In the event of any inconsistency between any definition set forth below and any definition set forth in any document in the form of the exhibits to this Stipulation, the definition set forth below shall control. 1.1 “Board” means the Zuora Board of Directors. 1.2 “California Consolidated Action” means In re Zuora, Inc. Derivative Litigation, Case No.: 3:19-cv-05701-SI, pending in the U.S. District Court for the Northern District of California. 1.3 “Court” refers to the United States District Court for the Northern District of California. 1.4 “Current Zuora Shareholders” means any Person who owns Zuora common stock as of the date of the execution of this Stipulation and continues to hold their Zuora common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of Zuora, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 14 of 71

- 14 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.5 “Defendants” means, collectively, the Individual Defendants and nominal defendant Zuora. 1.6 “Defendants’ Counsel” means Wilmer Cutler Pickering Hale and Door LLP. 1.7 “Demand Made Action” means DeRycke v. Tzuo, et al., Docket No. 3:22-cv-2775-SI, pending in the Court. 1.8 “Effective Date” means the first date by which all of the events and conditions specified in § V, ¶ 6.1 herein have been met and have occurred. 1.9 “Federal Delaware Action” means In re Zuora, Inc. Derivative Litigation, Case No. 20-cv-00714-CFC, currently pending in the Delaware Federal Court. 1.10 “Fee and Expense Amount” means the terms of the sum to be paid to Plaintiffs’ Counsel and for their attorneys’ fees and expenses, as detailed in § V, ¶¶ 5.1, et seq. of this Stipulation, subject to approval by the Court. 1.11 “Final” means the date upon which the last of the following shall occur with respect to the Final Order and Judgment approving this Stipulation, substantially in the form of Exhibit E attached hereto: (1) the expiration of the time to file a notice of appeal from the Judgment; or (2) if an appeal has been filed, the court of appeals has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that court has either affirmed the underlying Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal that concerns only the issue of attorneys’ fees and expenses or the payment of service awards to the Plaintiffs. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to the application for attorneys’ fees, costs, or expenses, or the payment of service awards to the Plaintiffs shall not in any way delay or preclude the Judgment from becoming Final. 1.12 “Final Order and Judgment” means the final order judgment to be entered by the Court, substantially in the form attached hereto as Exhibit E. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 15 of 71

- 15 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.13 “Individual Defendants” means collectively Omar Abbosh, Sarah Bond, Marc Diouane, Peter Fenton, Kenneth A. Goldman, Timothy Haley, Jason Pressman, Tyler Sloat, Tien Tzuo, Michelangelo Volpi, and Magdalena Yesil. 1.14 “Books & Records Demand” means the books and records inspection demand letter pursuant to 8 Del. C. § 220 sent by shareholder Janet Kernan on or about June 1, 2020. 1.15 “Litigation” means: (i) the California Consolidated Action; (ii) the Demand Made Action; (iii) the Federal Delaware Action; (iv) the State Delaware Action; and (v) the Books & Records Demand. 1.16 “Mediator” means Robert A. Meyer, Esq. of JAMS Mediation, Arbitration and ADR Services. 1.17 “Notice” means the Notice of Proposed Derivative Settlement and of Settlement Hearing, substantially in the form of Exhibit C attached hereto. 1.18 “Person(s)” means an individual, corporation, limited liability company, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and their spouses, heirs, predecessors, successors, administrators, parents, subsidiaries, affiliates, representatives, or assignees. 1.19 “Plaintiffs” means, collectively, Andrew Lichter, Keith Beaven, Theresa Sbarra, Ahtesham Ahmed, Kenneth Schuster, Aleta Thompson, Matthew Harney, and Janet Kernan. 1.20 “Plaintiffs’ Counsel” means: (i) Johnson Fistel LLP, 501 West Broadway, Suite 800, San Diego, CA 92101; (ii) Robbins LLP, 5060 Shoreham Place, Suite 300, San Diego, CA, 92122; (iii) Pomerantz, LLP, 600 Third Avenue, New York, NY 10016; (iv) Shuman, Glenn & Stecker, 600 17th Street, Suite 2800, Denver, CO 80202; (v) The Rosen Law Firm, 355 South Grand Avenue, Suite 2450, Los Angeles, CA 90071; (vi) The Brown Law Firm, P.C. 767 Third Avenue, Suite 2501, New York, NY 10017; (vii) Rigrodsky Law P.A., 825 East Gate Boulevard, Garden City, NY 11530; (viii) Kaskela Law LLC, 18 Campus Boulevard, Suite 100, Newton Square, PA 19073, and (ix) other counsel for Plaintiffs listed on the pleadings in the Litigation. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 16 of 71

- 16 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.21 “Preliminary Approval Order” means the Order to be entered by the Court, substantially in the form of Exhibit B attached hereto, preliminarily approving the terms and conditions of the Settlement as set forth in this Stipulation, directing that Notice be provided to Current Zuora Shareholders, and scheduling a Settlement Hearing to consider whether the Settlement, Fee and Expense Amount, and Plaintiff service awards should be finally approved. 1.22 “Related Person(s)” means each of a Person’s past, present, or future family members, spouses, domestic partners, parents, associates, affiliates, divisions, subsidiaries, officers, directors, shareholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other person or entity acting or purporting to act for or on behalf of any Person, and each of their respective predecessors, successors, and assigns. 1.23 “Released Claim(s)” means collectively all claims (including Unknown Claims), demands, debts, losses, damages, duties, rights, disputes, actions, causes of action, liabilities, obligations, judgments, suits, matters, controversies, proceedings, or issues, of any kind, nature, character, or description whatsoever (and including, but not limited to, any claims for damages, whether compensatory, consequential, special, punitive, exemplary, or otherwise, and any and all fees, costs, interest, expenses, or charges), whether known or unknown, contingent or absolute, suspected or unsuspected, foreseen or unforeseen, disclosed or undisclosed, concealed or hidden, apparent or not apparent, accrued or unaccrued, matured or unmatured, liquidated or not liquidated, asserted or unasserted, at law or in equity, that have been asserted, could have been asserted, or in the future could be asserted by Zuora or derivatively on behalf of Zuora against any Released Persons in the Litigation, or in any other court, tribunal, forum, or proceeding, based upon, arising from, or in any way related to any of the allegations asserted in the Litigation (including without limitation claims of fraud, breach of any fiduciary duty or other duty, negligence, gross negligence, mismanagement, gross mismanagement, corporate waste, abuse of control, unjust enrichment, Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 17 of 71

- 17 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 disgorgement, recoupment, constructive fraud, misrepresentation, insider trading, misappropriation, contribution, indemnification, and violations of federal securities laws, whether individual, class, direct, derivative, representative, legal, equitable, or any other type, and arising under United States federal, state or local law, foreign law, common law, statutory law, administrative law, rule, regulation, or at equity). 1.24 “Released Person(s)” means collectively each and all of the Defendants and the Defendants’ Related Persons. “Released Person” means, individually, any of the Released Persons. 1.25 “Releasing Person(s)” means Plaintiffs (for themselves and derivatively on behalf of Zuora), all other Current Zuora Shareholders, each of Plaintiffs’ and Current Zuora Shareholders’ Related Persons, and Zuora. 1.26 “Settling Parties” means, collectively, Plaintiffs (on behalf of themselves and derivatively on behalf of Zuora), Individual Defendants, and nominal defendant Zuora. 1.27 “Settlement” means the agreement, terms, and conditions contained in this Stipulation and its exhibits. 1.28 “Settlement Hearing” means a hearing by the Court to review the adequacy, fairness, and reasonableness of the Settlement set forth in this Stipulation and to determine: (i) whether to enter the Judgment; and (ii) all other matters properly before the Court. 1.29 “State Delaware Action” means In re Zuora, Inc. Stockholder Derivative Litigation, Case No. 2021-0147-SG, currently pending in the Court of Chancery for the State of Delaware. 1.30 “Stipulation” means this Stipulation and Agreement of Settlement, dated May 9, 2023. 1.31 “Summary Notice” means the Summary Notice of Proposed Derivative Settlement, substantially in the form of Exhibit D attached hereto. 1.32 “Unknown Claims” means any claim a Person does not know or suspect to exist in his, her, or its favor at the time of the releases provided for herein, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons as described herein, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Releasing Persons shall expressly waive, and shall be deemed to Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 18 of 71

- 18 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits conferred by or under California Civil Code §1542, or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. The Settling Parties shall expressly waive, and the Releasing Persons shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any United States federal law or any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent in effect to California Civil Code § 1542. The Settling Parties acknowledge that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the released claims, but it is the intention of the Settling Parties completely, fully, finally, and forever to compromise, settle, release, discharge, and extinguish any and all of the Released Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, heretofore existed, or may hereafter exist, and without regard to the subsequent discovery or existence of additional or different facts, and based upon any theory of law or equity, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule. The Settling Parties acknowledge, and the Releasing Persons shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and was a material element of the Settlement. 1.33 “Zuora” or the “Company” means nominal defendant Zuora, Inc. and includes all of its subsidiaries, predecessors, successors, affiliates, officers, directors, employees, and agents. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 19 of 71

- 19 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2. Terms of the Settlement 2.1 Within ninety (90) days of entry of the Final Order and Judgment, Zuora shall adopt the Measures for a period of at least four (4) years following the Effective Date (defined herein) of the Settlement (the “Minimum Term”), except for modifications required by applicable law, regulation, or fiduciary duty to Zuora. 2.2 Zuora shall ensure the proper and effective use of funding for the Measures and Zuora’s General Counsel shall certify annually the reasonableness and adequacy of funding of the Measures. 2.3 Zuora acknowledges that the Litigation was a precipitating, substantial and material factor in the adoption and implementation of these Measures by Zuora's Board, and that the Measures confer substantial benefits upon Zuora and its current stockholders. 3. Approval and Notice 3.1 Within five (5) business days after the execution of this Stipulation, Plaintiffs in the California Consolidated Action shall submit this Stipulation, together with its exhibits, to the Court and apply for entry of the Preliminary Approval Order, substantially in the form of Exhibit B attached hereto, requesting, inter alia: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the method of providing notice of the proposed Settlement to Current Zuora Shareholders; (iii) approval of the form of Notice and Summary Notice attached hereto as Exhibit C and the Summary Notice attached hereto as Exhibit D; and (iv) a date for the Settlement Hearing.3.2 Within ten (10) business days after the entry of the Preliminary Approval Order, Zuora shall cause: (i) the publication of the Summary Notice (Exhibit D hereto) one time in Investor’s Business Daily; (ii) the posting of the Notice (Exhibit C hereto) and the Stipulation (including exhibits) on the “Investor Relations” portion of the Company’s website, the address of which will be contained in the Notice and Summary Notice and which posting shall be maintained through the date of the Settlement Hearing; and (iii) the filing with the SEC of a Current Report on Form 8-K, or in a Form 10-Q or Form 10-K, attaching the Notice (Exhibit C hereto) and the Stipulation (including exhibits). Zuora shall pay all costs of this notice program, or any other form and manner of notice as may be required by the Court. The Settling Parties agree that the content and manner Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 20 of 71

- 20 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 of notice set forth herein constitutes adequate and reasonable notice to Current Zuora Shareholders under applicable law and consistent with due process standards. Before the Settlement Hearing, Defendants’ Counsel shall file with the Court a declaration confirming the effectuation of the notice program as ordered by the Court. 3.3 California Consolidated Action Co-Lead Counsel, The Rosen Law Firm, P.A. and The Brown Law Firm, P.C. (“Brown Law”), shall request that the Court hold the Settlement Hearing to approve the Settlement and the Fee and Expense Amount and Plaintiffs’ service awards at least forty-five (45) calendar days after the notice program detailed in § V, ¶ 3.3 above is given. 3.4 Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and all other Persons are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claim against any of the Released Persons. 4. Releases 4.1 Upon the Effective Date, Zuora, Plaintiffs (on behalf of themselves and derivatively on behalf of Zuora), and all other Releasing Persons (derivatively on behalf of Zuora) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Persons from the Released Claims. The Releasing Persons shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from initiating, instituting, commencing, maintaining, or prosecuting any of the Released Claims against any of the Released Persons. Upon the Effective Date, the Releasing Persons shall be deemed to have waived and relinquished, to the fullest extent permitted by law, the provisions, rights, and benefits of any state, federal, or foreign law, or principle of common law, which may have the effect of limiting the foregoing release. The foregoing release shall include a release of Unknown Claims. 4.2 Upon the Effective Date, the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Releasing Persons from all claims, sanctions, actions, liabilities, or damages arising Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 21 of 71

- 21 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Released Claims. The foregoing release shall include a release of Unknown Claims. 4.3 Notwithstanding § V, ¶¶ 4.1 through 4.2 above, nothing in the Stipulation or the Judgment shall provide a release of any claims to enforce this Stipulation, the Settlement, or the Judgment or bar any action by any Settling Party to enforce the terms of the Stipulation, the Settlement, or the Judgment. In addition, nothing in § V, ¶¶ 4.1 through 4.2 above is intended to release any rights to indemnification, insurance coverage, or advancement of expenses that any Released Person has or may have under any insurance policy, contract, bylaw, or charter provision, or under Delaware law, including, but not limited to, any rights any Released Person has or may have related to any pending or threatened civil or government proceedings. 5. Separately Negotiated Fee and Expense Amount and Service Awards 5.1 After reaching agreement in principle on the substantive consideration for the Settlement, the Parties commenced good faith, arm's-length negotiations concerning a fair and reasonable amount of attorneys' fees and expenses to be paid to Plaintiffs' Counsel, overseen and assisted by the Mediator. Pursuant to a formal mediator’s proposal issued by the Mediator and accepted by all parties, and in recognition of the substantial benefits provided to Zuora and Current Zuora Shareholders as a result of the Settlement, Defendants’ D&O insurers have agreed to pay to Plaintiffs’ Counsel an award of attorneys’ fees and expenses in the total amount of two million dollars ($2,000,000.00) (the “Fee and Expense Amount”), subject to approval by the Court. The Settling Parties mutually agree that the Fee and Expense Amount is fair and reasonable in light of the substantial benefits conferred upon Zuora and Current Zuora Shareholders by the Settlement. 5.2 The Fee and Expense Amount shall be transferred to a trust account (the “Trust Account”) held by The Brown Law Firm, P.C. (“Brown Law”), as receiving agent for Plaintiffs’ Counsel within the later of thirty (30) calendar days after (a) entry of the Preliminary Approval Order by the Court or (b) receipt by Defendants’ Counsel of the appropriate payment instructions and a Form W-9. Defendants and Defendants’ Counsel shall have no responsibility for, nor bear any risk or liability with respect to, the Trust Account, its operation, and any taxes or expenses Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 22 of 71

- 22 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 incurred in connection with the Trust Account. Brown Law shall be solely responsible for any administrative costs associated with the Trust Account as well as the filing of all informational and other tax returns with the Internal Revenue Service, or any other state or local taxing authority, as may be necessary or appropriate. 5.3 The Fee and Expense Amount shall remain in the Trust Account until the entry of the Judgment by the Court finally approving the Settlement, at which time the Fee and Expense Amount shall be immediately releasable to Plaintiffs’ Counsel. Should the Court order the payment of attorneys’ fees and expenses in an amount less than the agreed Fee and Expense Amount, then only the Court-approved amount, plus interest earned thereon, shall be released to Plaintiffs’ Counsel from the Trust Account, and all remaining amounts shall be returned to Zuora within fifteen (15) calendar days of the entry of the Judgment. 5.4 Payment of the Fee and Expense Amount shall constitute final and complete payment for all of Plaintiffs’ Counsel’s attorneys’ fees and expenses in connection with the Litigation. Plaintiffs’ Counsel shall allocate the Fee and Expense Amount among themselves. Plaintiffs’ Counsel agree that any disputes regarding the allocation of the Fee and Expense Amount among them shall be presented to and be mediated by the Mediator, and if mediation is unsuccessful, decided on a final, binding, non-appealable basis by the Mediator, on the terms and subject to the processes and procedures set forth by the Mediator in his sole discretion. The Mediator’s fees and costs for any such mediation and/or arbitration shall be borne solely by Plaintiffs’ Counsel and split evenly among Plaintiffs’ Counsel. Defendants and Defendants’ Counsel shall have no responsibility for the allocation or distribution of the Fee and Expense Amount amongst Plaintiffs’ Counsel. Defendants shall have no obligation to make any payment to Plaintiffs’ Counsel other than the payment to the Trust Account by Zuora’s insurers as provided in § V, ¶¶ 5.1-5.2 herein. 5.5 If for any reason, any condition in § V, ¶ 6.1 is not met, if the Stipulation does not become effective or is in any way canceled or terminated, or if the Judgment does not become Final (individually or collectively, a “Triggering Event”), each of Plaintiffs’ Counsel (and each of their successors) shall be obligated to repay to Zuora, within fifteen (15) calendar days of the Triggering Event, the amount of the Fee and Expense Amount, or part thereof, that they received respectively. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 23 of 71

- 23 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 To the extent all or any remaining portion of the Fee and Expense Amount remains in the Trust Account at the time of a Triggering Event, then Brown Law will return all (or any remaining portion) of the Fee and Expense Amount to Zuora (with the interest accrued thereon) within fifteen (15) calendar days of the Triggering Event. 5.6 The Trust Account, Brown Law (as receiving agent), and each of Plaintiffs’ Counsel who receives any portion of the Fee and Expense Amount shall be subject to the Court’s jurisdiction for the purposes of enforcing Section V, paragraph 5.5 herein or any other of the provisions herein related to the Fee and Expense Amount (except as otherwise provided above). 5.7 Except as otherwise provided herein, each of the Settling Parties shall bear his, her, or its own costs and attorneys’ fees. 5.8 In light of the benefits they have helped to create for all Current Zuora Shareholders, each of the Plaintiffs may apply for Court-approved service awards in the amount of as much as two thousand dollars ($2,000.00) each (the “Service Awards”). The Service Awards shall be funded exclusively from the Fee and Expense Amount. Defendants shall take no position on whether the Court should approve the Service Awards, and Defendants shall have no obligation to pay any such Service Award. 6. Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination 6.1 The Effective Date of the Stipulation shall be conditioned upon the occurrence of all of the following events: (i) Court approval of the Settlement and approval of the content and method of providing notice of the proposed Settlement to Current Zuora Shareholders, and the subsequent dissemination of the Notice to Current Zuora Shareholders; (ii) Court entry of the Judgment, in all material respects in the form set forth as Exhibit E annexed hereto, approving the Settlement and dismissing the California Consolidated Action with prejudice, without awarding costs to any party, except as provided herein; (iii) the payment of the Fee and Expense Amount in accordance with § V, ¶¶ 5.1-5.2 hereof; (iv) the passing of the date upon which the Judgment becomes Final; and Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 24 of 71

- 24 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 (v) Dismissal with prejudice of the Demand Made Action, the Federal Delaware Action, and the State Delaware Action and written withdrawal of the Books & Records Demand. 6.2 If any of the conditions specified in § V, ¶ 6.1 are not met, then the Stipulation shall be canceled and terminated subject to § V, ¶ 6.4, and the Settling Parties shall be restored to their respective positions in the Litigation as of the date immediately preceding the date of this Stipulation, unless Plaintiffs’ Counsel and Defendants’ Counsel mutually agree in writing to proceed with the Stipulation. Notwithstanding anything herein to the contrary, an order or proceeding relating to the Fee and Expense Amount, or any appeal from any order relating thereto (or reversal or modification thereof), shall not operate to cancel the Stipulation, allow for the termination of the Settlement, or affect or delay the finality of the Judgment. 6.3 In the event that the Stipulation is not approved by the Court, or the Settlement is terminated for any reason, including pursuant to § V, ¶ 6.2 above, all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any of the Settling Parties of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Litigation. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ 1.1-1.33, 5.5, 5.6, 6.2, 6.4, 8.4, 8.5, 8.10, 8.11, 8.14, 8.15, 8.16, 8.17 and 8.18 of this Section V, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Litigation for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 6.4 Within five (5) business days of the entry of the Judgment, plaintiffs in the Demand Made Action, the Federal Delaware Action, and the State Delaware Action shall file the necessary documents for voluntary dismissal of their respective actions with prejudice in accordance with local rules. Within five (5) business days after of the entry of the Judgment, Shareholders Janet Kernan will withdraw the Books & Records Demand in writing to Defendants’ Counsel. The Settling Parties agree to cooperate to accomplish the terms as set forth herein. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 25 of 71

- 25 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7. Bankruptcy 7.1 In the event any proceedings by or on behalf of Zuora, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals to effectuate this Stipulation in a timely and expeditious manner. 7.2 In the event of any Bankruptcy Proceedings by or on behalf of Zuora the Settling Parties agree that all dates and deadlines set forth herein will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases, and approvals from the Bankruptcy Court to carry out the terms and conditions of the Stipulation. 8. Miscellaneous Provisions 8.1 The Settling Parties: (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation. 8.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between them with respect to the Litigation. The Settling Parties further agree that the terms of the Settlement were negotiated in good faith and at arm’s length by the Settling Parties and reflect a settlement that was reached voluntarily based upon adequate information and after consultation with competent legal counsel. The Settling Parties agree not to assert under Rule 11 of the Federal Rules of Civil Procedure or any similar law, rule, or regulation, that the Litigation actions or the Books & Records Demand were brought or defended in bad faith or without a reasonable basis. 8.3 Each of the Individual Defendants expressly denies and continues to deny all allegations of wrongdoing, liability, or damages against himself or herself arising out of any conduct, statements, acts, or omissions alleged, or which could have been alleged, in the Litigation. 8.4 Whether or not the Settlement is approved by the Court, and whether or not the Settlement is consummated, the fact and terms of this Stipulation (including any exhibits attached Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 26 of 71

- 26 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 hereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement): (a) shall not be offered, received, or used in any way against the Settling Parties as evidence of, or be deemed to be evidence of, (i) a presumption, concession, or admission by any of the Settling Parties with respect to the truth of any fact alleged by Plaintiffs, or (ii) the validity, or lack thereof, of any claim that has been or could have been asserted or raised in the Litigation or in any other litigation, (iii) the deficiency or infirmity of any defense that has been or could have been asserted or raised in the Litigation o in any other litigation or (iv) any fault, wrongdoing, negligence, or liability of any of the Released Persons; (b) shall not be offered, received, or used in any way (i) against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person, or (ii) against Plaintiffs as evidence of any infirmity in their claims; (c) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission, or wrongdoing, or in any way referred to for any other reason as against the Released Persons in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal. 8.5 Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation, or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement; provided, however, that the Released Persons may refer to the Settlement, and file the Stipulation, the Court order approving the Stipulation, and/or the Judgment, in any action that may be brought against them to effectuate the protections granted them hereunder, including, without limitation, to support a defense or claim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 27 of 71

- 27 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 or issue preclusion or similar defense or claim under United States federal or state law or foreign law. 8.6 The exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 8.7 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all the Settling Parties or their respective successors-in-interest. Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any provisions of this Stipulation. 8.8 This Stipulation and the exhibits attached hereto represent the complete and final resolution of all disputes among the Settling Parties with respect to the Litigation and the Books & Records Demand, constitute the entire agreement among the Settling Parties, and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to such matters. 8.9 The waiver by one party of any breach of the Settlement by any other party shall not be deemed a waiver of any other prior or subsequent breach of the Settlement. The provisions of the Settlement may not be waived except by a writing signed by the affected party, or counsel for that party. 8.10 The headings in the Stipulation and its exhibits are used for the purpose of convenience only and are not meant to have legal effect. 8.11 The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties, the Released Persons, and the Releasing Persons. The Settling Parties agree that this Stipulation will run to their respective successors-in-interest, and they further agree that any planned, proposed, or actual sale, merger or change-in-control of Zuora shall not void this Stipulation, and that, in the event of a planned, proposed, or actual sale, merger, or change-in-control of Zuora, they will continue to seek final approval of this Stipulation expeditiously, including, but not limited to, the Settlement terms reflected in this Stipulation and the Fee and Expense Amount. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 28 of 71

- 28 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 8.12 The Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of California and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State’s choice of law principles. No representations, warranties, or inducements have been made to any party concerning the Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. 8.13 This Stipulation shall not be construed more strictly against one Settling Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Settling Parties, it being recognized that it is the result of arm’s-length negotiations among the Settling Parties and all Settling Parties have contributed substantially and materially to the preparation of this Stipulation. 8.14 All agreements made and orders entered during the course of the Litigation relating to the confidentiality of information and documents shall survive this Stipulation. 8.15 Nothing in this Stipulation, or the negotiations or proceedings relating to the Settlement, is intended, or shall be deemed, to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, the accountants’ privilege, or work product immunity; further, all information and documents transmitted between Plaintiffs’ Counsel, on the one hand, and Defendants’ Counsel, on the other hand, in connection with the Settlement shall be kept confidential and shall be inadmissible in any proceeding in any United States federal or state court, or other tribunal or otherwise, in accordance with Rule 408 of the Federal Rules of Evidence as if such Rule applied in all respects in any such proceeding or forum. 8.16 The Settling Parties intend that the Court retain jurisdiction for the purpose of effectuating and enforcing the terms of the Settlement. 8.17 Each of the Plaintiffs’ Counsel who execute this Stipulation represent and warrant that their respective clients are now Zuora stockholders and have continuously held Zuora stock at all times relevant to the Litigation. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 29 of 71

- 29 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 8.18 Each Person executing the Stipulation or its exhibits on behalf of any of the Settling Parties hereby warrants that such Person has the full authority to do so. The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and their Related Persons. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 30 of 71

- 30 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 IN WITNESS WHEREOF, the Settling Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of May 9, 2023. WILMER CUTLER PICKERING HALE AND DORR LLP /s/Susan S. Muck Susan S. Muck One Front Street, Suite 3500 San Francisco, CA 94111 Telephone: 628.235.1002 Susan.muck@wilmerhale.com Counsel for the Individual Defendants and Nominal Defendant Zuora, Inc. THE ROSEN LAW FIRM, P.A. /s/Laurence M. Rosen Laurence M. Rosen 355 South Grand Avenue, Suite 2450 Los Angeles, CA 90071 Telephone: (213) 785-2610 Facsimile: (213) 226-4684 Email: lrosen@rosenlegal.com Phillip Kim 275 Madison Avenue, 40th Floor New York, NY 10016 Telephone: (212) 686-1060 Facsimile: (212) 202-3827 Email: pkim@rosenlegal.com THE BROWN LAW FIRM, P.C. /s/ Timothy Brown Timothy Brown 767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922-5427 Facsimile: (516) 344-6204 Email: tbrown@thebrownlawfirm.net Co-Lead Counsel for Plaintiffs in the California Action JOHNSON FISTEL LLP /s/ Brett M. Middleton Brett M. Middleton 501 West Broadway, Suite 800 San Diego, CA 92101 Telephone: (619) 230-0063 Email: brettm@johnsonfistel.com Michael I. Fistel, Jr. Murray House 40 Powder Springs Street, Marietta, GA 30064 Telephone (470) 632-6000 Email: michaelf@johnsonfistel.com Counsel for Plaintiff in the Demand Made Action POMERANTZ LLP /s/ Gustavo F. Bruckner Gustavo F. Bruckner Samuel J. Adams 600 Third Avenue New York, NY 10016 Telephone: (212) 661-1100 Email: gfbruckner@pomlaw.com Email: sjadams@pomlaw.com Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 31 of 71

- 31 - STIPULATION AND AGREEMENT OF SETTLEMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ROBBINS LLP /s/ Brian J. Robbins Brian J. Robbins Craig W. Smith Shane P. Sanders Michelle Gaulin 5060 Shoreham Place, Suite 300 San Diego, CA 92122 Telephone: (619) 525-3990 RIGRODSKY LAW, P.A. /s/ Seth D. Rigrodsky Seth D. Rigrodsky Gina M. Serra Herbert W. Mondros 300 Delaware Avenue, Suite 210 Wilmington, DE 19801 Telephone: (302) 295-5310 Co-Lead Counsel for Plaintiffs in the State Delaware Action SHUMAN, GLENN & STECKER /s/ Kip B. Shuman Kip B. Shuman 100 Pine Street, Ste. 1250 San Francisco, CA 94111 Telephone: (303) 861-3003 Email: kip@shumanlawfirm.com Rusty E. Glenn 600 17th Street, Suite 2800 South Denver, CO 80202 Telephone: (303) 861-3003 Email: rusty@shumanlawfirm.com Brett D. Stecker 326 W. Lancaster Avenue Ardmore, PA 19003 Telephone: (303) 861-3003 Email: brett@shumanlawfirm.com Co-Lead Counsel for Plaintiffs in the Federal Delaware Action KASKELA LAW LLC /s/ Seamus Kaskela Seamus Kaskela 18 Campus Boulevard, Suite 100 Newton Square, PA 19073 Telephone: (888) 715-1740 skaskela@kaskelalaw.com Counsel for Stockholder Janet Kernan (§220 Document Demand) Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 32 of 71

EXHIBIT A Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 33 of 71

- 1 - EXHIBIT A – CORPORATE GOVERNANCE MEASURES; LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA IN RE ZUORA, INC. DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS. Lead Case No. 3:19-cv-05701-SI (Consolidated with Case No. 3:19-cv-05702-SI) EXHIBIT A – CORPORATE GOVERNANCE MEASURES Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 34 of 71

- 2 - EXHIBIT A – CORPORATE GOVERNANCE MEASURES; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 • Chief Compliance Officer: Zuora shall formally designate a Chief Compliance Officer (“CCO”) with responsibility for overseeing compliance at Zuora, including, but not limited to the oversight and administration of the Company’s compliance framework and corporate governance policies. The CCO role may be held either by an existing Zuora employee or a newly appointed officer. o The CCO, or his or her designee, will provide a formal report to the Audit Committee at least once annually and will report promptly to that Committee any significant compliance and ethics issues or concerns, including but not limited to any significant allegations of financial fraud or disclosure and/or reporting violations. o The CCO, or his or her designee, shall attend Disclosure Committee meetings. Moreover, the CCO shall work with the full Board, and the other Board committees, as necessary to facilitate the Board’s oversight responsibilities regarding Zuora’s compliance program. o The CCO, or his or her designee, shall manage and oversee Zuora’s ethics and compliance program and help implement procedures for monitoring and evaluating the program’s performance. o The CCO, or his or her designee, shall review Zuora’s draft quarterly and annual reports to be filed with the SEC on Forms 10-Q and 10-K and drafts of earnings press releases or other earnings materials, and if requested, confer with the Audit Committee or management regarding the contents of such disclosures. o The CCO, or his or her designee, shall oversee employee training in risk assessment and compliance. o The CCO shall be responsible for monitoring compliance with Zuora’s Global Code of Business Conduct and Ethics (the “Code of Conduct”). In the event that a violation of the Code of Conduct is sufficiently material to trigger a disclosure obligation, the CCO will report the violation to the Audit Committee. • Disclosure Committee: Zuora will agree to amend its Disclosure Committee Charter to reflect the following: o A member of the Disclosure Committee will report to the Audit Committee at least four (4) times per year regarding the Company’s risk factors, including, as warranted, risk factors concerning privacy, technology, and cybersecurity. o Such meetings will be held in connection with the preparation and filing of the Company’s quarterly and annual reports to be filed with the SEC on Forms 10-Q and 10-K. o The “risk factors concerning privacy, technology, and cybersecurity” shall include, as warranted, major information systems, key technological initiatives and the design, development, implementation, and maintenance of Zuora’s fundamental products, including the Company’s primary software-as-a-service (“SaaS”) offerings. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 35 of 71

- 3 - EXHIBIT A – CORPORATE GOVERNANCE MEASURES; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 • The Disclosure Committee shall review earnings call transcripts in advance of the Company’s Form 10-Q or 10-K filings, and report to the Audit Committee the need for any potential public disclosures and/or remedial actions as warranted. • Meetings of the Independent Directors: The Independent Directors of the Zuora Board will have no less than three (3) meetings each year, either in a separate meeting or in an executive session of a regularly scheduled Board meeting, outside the presence of any Company employee(s). During such meetings, the Independent Directors shall review and discuss issues of immediate concern to the Company or the Board as well as topics such as management development, business plans and prospects, and other issues deemed relevant by the Independent Directors. • Board Attendance at Shareholder Meetings: Absent extraordinary circumstances, Zuora will agree that the Chairman of the Board or the Lead Independent Director, or a designee of the Chairman or the Lead Independent Director if neither the Chairman or the Lead Independent Director are available, will attend shareholder meetings, and if such meetings are held in person, shall attend in person. • Size of the Board: Zuora has enlarged its Board to include two (2) new, independent directors (Laura Clayton McDonnell and Amy Guggenheim Shenkan) since and in response to the Derivative Matters. Zuora acknowledges and agrees that the Derivative Matters were a precipitating, material, and substantial cause underlying any subsequent modifications made to its Board composition and structure in the period between (1) the commencement of any of the Derivative Matters and (2) an agreement to resolve the Derivative Matters. • Minimum Percentage of Independent Board Members: Zuora will agree that its Board will continuously be composed of at least 66% Board members that meet the independence standards of the NASDAQ and/or NYSE, absent extraordinary circumstances. • Director Education: Zuora will agree to encourage its directors to annually participate in continuing education programs focused on the Company’s business and industry, committee roles and responsibilities, and legal and ethical responsibilities of directors, including, but not limited to, rules and regulations regarding public disclosures, Generally Accepted Accounting Principles (“GAAP”), the Sarbanes-Oxley Act of 2002, standards governing internal controls over financial reporting, and reporting requirements for public-traded corporations; such educational opportunities shall include, but not be limited to, offering training courses from the National Association of Corporate Directors. All new Board members will be encouraged to attend a similar program(s) within six (6) months of their election or appointment to the Board. • Establishment of Anonymous Reporting Hotline: Zuora will continue to maintain a confidential Reporting Hotline, which will be available 24/7 to allow individuals to report situations of suspected wrongdoing by the Company, its employees, or directors that may require investigation. The Reporting Hotline shall be maintained by an independent third- party, which will relay the report to the appropriate individuals and/or departments at the Company. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 36 of 71

- 4 - EXHIBIT A – CORPORATE GOVERNANCE MEASURES; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 • Chief Technology Officer: Zuora shall create the new executive-level position of Chief Technology Officer (“CTO”). The CTO role may be held either by an existing Zuora employee or a newly appointed officer. The CTO shall, inter alia: o Monitor Zuora’s technology infrastructure generally; o Remain informed and aware of new and existing technologies; o Monitor the Company’s short- and long-term technology projects; o Assist management and the Board in evaluating technology-related capital investment decisions; and o Zuora’s CTO, or his or her designee, will report annually to the Board on Zuora’s technology infrastructure and related technology issues or developments. Risks related to such matters will be considered, as warranted, for disclosure in Zuora’s Form 10-Q or 10-K filings. • Audit Committee: o The Audit Committee shall, in carrying out its duties, confer at least five (5) times annually with the Company’s management, including a member of the Disclosure Committee, CCO, the internal auditor, and the independent auditor. o A member of the Audit Committee shall confer with external auditors at least four (4) times annually, including before the filing of the Company’s annual and quarterly reports with the SEC. o The Audit Committee, along with the CCO, shall be responsible for reviewing the Company’s Form 10-K for the purpose of ensuring proper disclosure of risks and risk factors. In the event that such review reveals a potential false statement or omission of material fact in the periodic public report, the Audit Committee will report the suspected deficiency to management (and, as warranted, to the Board) to enable proper disclosure in the periodic report. • Strategic Update: On no less than an annual basis, management shall report to the Board, as warranted, on: o The status of any material acquisition, sale, spin-off, or investment. o The status of the implementation of the Company’s strategic plan(s) and related initiatives. o Corporate development opportunities, including as they relate to new software, other products, and/or business opportunities. o Potential strategic investments. o Critical strategic issues facing the Company. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 37 of 71

- 5 - EXHIBIT A – CORPORATE GOVERNANCE MEASURES; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 o The Board shall evaluate and determine, as warranted, whether and what action, if any, is necessary to address risks or issues raised in the annual reports received from management, and any remedial actions recommended and/or taken. The Board’s consideration of such matters shall be documented in the Board’s minutes. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 38 of 71

EXHIBIT B Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 39 of 71

- 1 - EXHIBIT B – [PROPOSED] PRELIMINARY APPROVAL ORDER LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA IN RE ZUORA, INC. DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS. Lead Case No. 3:19-cv-05701-SI (Consolidated with Case No. 3:19-cv-05702-SI) EXHIBIT B – [PROPOSED] PRELIMINARY APPROVAL ORDER Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 40 of 71

- 2 - EXHIBIT B – [PROPOSED] PRELIMINARY APPROVAL ORDER LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This matter came before the Court on Plaintiffs’ unopposed motion requesting that the Court enter an order: (i) preliminarily approving the proposed settlement (“Settlement”) of shareholder derivative claims brought on behalf of Zuora, Inc. (“Zuora” or the “Company”) in accordance with the Stipulation and Agreement of Settlement dated May 9, 2023 (the “Stipulation”); (ii) approving the form and manner of the notice of the Settlement to Current Zuora Shareholders; and (iii) setting a date for the Settlement Hearing.1 WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, which will resolve the above-captioned consolidated shareholder derivative action brought on behalf of Zuora (the “California Consolidated Action”), as well as resolution of the claims in the related shareholder derivative actions detailed in the Stipulation; WHEREAS, the Court finds, upon a preliminary evaluation, that the proposed Settlement falls within the range of possible approval criteria, as it provides a beneficial result for Zuora and appears to be the product of serious, informed, non-collusive negotiations overseen by an experienced mediator; and WHEREAS, the Court also finds, upon a preliminary evaluation, that Current Zuora Shareholders should be apprised of the Settlement through the Parties’ proposed form and means of notice; allowed to file objections, if any, thereto; and appear at the Settlement Hearing. NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED AS FOLLOWS: 1. This Court preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Settlement as set forth in the Stipulation as being fair, reasonable, and adequate. 1 Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 41 of 71

- 3 - EXHIBIT B – [PROPOSED] PRELIMINARY APPROVAL ORDER LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2. A hearing shall be held on _______________, 2023 at ____ _.m., before the Honorable Judge Susan Illston, San Francisco Courthouse, Courtroom 1 – 17th Floor, 450 Golden Gate Avenue, San Francisco, CA 94102 (the “Settlement Hearing”), at which the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether the Notice and Summary Notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process; (iii) whether to enter the proposed Judgment in its entirety, as set forth in Exhibit E to the Stipulation; (iv) whether the agreed-to Fee and Expense Amount as well as the Service Awards should be approved; and (v) such other matters as the Court may deem appropriate. 3. The Court reserves the right to: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Zuora Shareholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Zuora Shareholders; and (iii) the right to conduct the Settlement Hearing remotely without further notice to Current Zuora Shareholders. 4. The Court finds that the form, substance, and dissemination of information to Current Zuora Shareholders regarding the proposed Settlement in the manner set out in this order (“Preliminary Approval Order”) constitutes the best notice practicable under the circumstances and complies with the Federal Rules of Civil Procedure and all other applicable law and due process. 5. Within ten (10) business days after the entry of this Preliminary Approval Order, Zuora shall: (1) post a copy of the Notice and the Stipulation, with its exhibits, on the Investor Relations page of the Company’s website; (2) publish the Summary Notice in Investor’s Business Daily; and (3) file with the SEC a Current Report on Form 8-K, or in a Form 10-Q or Form 10-K, attaching the Notice and the Stipulation (including exhibits). The Notice and Summary Notice shall Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 42 of 71

- 4 - EXHIBIT B – [PROPOSED] PRELIMINARY APPROVAL ORDER LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 provide a link to the Investor Relations page of Zuora’s website where the Notice and Stipulation with its exhibits may be viewed, which link shall be maintained through the date of the Settlement Hearing. 6. All costs incurred in the posting, filing, and publishing of the notice of the Settlement shall be paid by Zuora, and Zuora shall undertake all administrative responsibility for the posting, filing, and publishing of the notice of the Settlement. 7. Before the Settlement Hearing, Defendants’ Counsel shall file with the Court a declaration confirming the effectuation of the notice program as provided for in this Preliminary Approval Order. 8. Pending final determination as to whether the Settlement should be approved, Plaintiffs and their Related Persons and Current Zuora Shareholders and their Related Persons, and anyone who acts or purports to act on their behalf, are barred and enjoined from filing, commencing, prosecuting, intervening in, participating in, or receiving any benefits or other relief from any other lawsuit, arbitration, or administrative, regulatory, or other proceeding (including a motion or complaint in intervention in any such action or proceeding if the person or entity filing such motion or complaint in intervention purports to be acting as, on behalf of, for the benefit of, or derivatively for any of the above persons or entities) or order, in any jurisdiction or forum, as to the Released Persons based on or relating in any way to the Released Claims. 9. Current Zuora Shareholders who wish to object to the fairness, reasonableness or adequacy of the Settlement or to any term(s) of the Settlement must both serve on Plaintiffs’ Counsel and Defendants’ Counsel (as set out below) and file with the Court a statement of objection, which must be received by no later than ______________________, 2023 (which date shall be at least twenty-eight (28) calendar days before the date of the Settlement Hearing as initially set out in this Preliminary Approval Order). Any Current Zuora Shareholder may object on his, her or its own, or Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 43 of 71

- 5 - EXHIBIT B – [PROPOSED] PRELIMINARY APPROVAL ORDER LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 through counsel hired at his, her or its own expense. Any Current Zuora Shareholder’s objection should set out the specific reasons, if any, for each objection, including any legal support the Current Zuora Shareholder wishes to bring to the Court’s attention and any evidence the Current Zuora Shareholder wishes to introduce in support of such objections. The statement of objection must include the caption of the California Consolidated Action and the following information: (i) the Current Zuora Shareholder’s name, address, telephone number and e-mail address (if available); (ii) the number of shares of Zuora stock the Current Zuora Stockholder currently holds, together with third-party documentary evidence, such as the most recent account statement, showing such share ownership, and proof of being a current Zuora shareholder as of May 9, 2023, through the present, (iii) if the objection is made by the Current Zuora Shareholder’s counsel, that counsel’s name, address, telephone number and e-mail address; (iv) a statement of specific objections to the Settlement, the grounds therefor, or the reasons for such Person desiring to appear and be heard, as well as all documents or writings such Person desires the Court to consider; (v) the identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their likely testimony; and (vi) a list – including dates, courts, case names and numbers, and disposition – of any other Settlements to which the individual or entity has objected during the previous seven (7) years. 10. Any attorney retained by a Current Zuora Shareholder for the purpose of objecting must both serve on Plaintiffs’ Counsel and Defendants’ Counsel (as set out below) and file with the Court a notice of appearance, which must be received by no later than ______________________, 2023 (which date shall be at least twenty-eight (28) calendar days before the date of the Settlement Hearing as initially set out in this Preliminary Approval Order). 11. A Current Zuora Shareholder who wishes to object to the proposed Settlement does not need to attend the Settlement Hearing. However, any Current Zuora Shareholder who files and Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 44 of 71

- 6 - EXHIBIT B – [PROPOSED] PRELIMINARY APPROVAL ORDER LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 serves a timely written objection pursuant to this Preliminary Approval Order may appear at the Settlement Hearing either in person or through personal counsel retained at his, her or its own expense, subject to the requirements of paragraphs 9 and 10 of this Preliminary Approval Order. Unless otherwise ordered by the Court, no Person shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement or, if approved, the Order and Final Judgment to be entered thereon approving the same, unless that Person has complied with the provisions of paragraphs 9 and 10 of this Preliminary Approval Order. 12. Any submissions made pursuant to paragraphs 9 through 11 of this Preliminary Approval Order must be (i) sent or delivered to the following addresses: a. The Court: Clerk of Court U.S. District Court for the Northern District of California 450 Golden Gate Avenue San Francisco, CA 94102-3489 b. California Consolidated Action Plaintiffs’ Counsel: Laurence M. Rosen THE ROSEN LAW FIRM, P.A. 355 S. Grand Avenue, Suite 2450 Los Angeles, CA 90071 and Timothy Brown THE BROWN LAW FIRM, P.C. 767 Third Avenue, Suite 2501 New York, NY 10017 c. Defendants’ Counsel: Susan S. Muck WILMER CUTLER PICKERING HALE AND DORR LLP One Front Street, Suite 3500 San Francisco, CA 94111 Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 45 of 71

- 7 - EXHIBIT B – [PROPOSED] PRELIMINARY APPROVAL ORDER LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 13. Counsel for the Settling Parties are directed to promptly inform each other of any submission served on them (or that otherwise comes into their possession) pursuant to paragraphs 9 through 12 of this Preliminary Approval Order. 14. Any Current Zuora Shareholder who fails to comply with the requirements of this Preliminary Approval Order shall waive and forfeit any and all rights he, she or it may otherwise have to object and/or to appear separately at the Settlement Hearing. Current Zuora Shareholders do not need to appear at the hearing or take any other action to indicate their approval of the Stipulation. 15. Any Current Zuora Shareholder who submits an objection to the Stipulation shall be deemed to consent to the exclusive jurisdiction of this Court with respect to such objection and all issues that arise or relate to such objection, including any order issued or findings made by the Court regarding the objection. 16. The Settling Parties shall file with the Court (and serve on each other) any papers they wish to submit in support of the proposed settlement as follows: a. Any motions for final approval of the proposed Settlement must be filed and served at least thirty-five (35) days before the date of the Settlement Hearing as initially set by the Court in this Preliminary Approval Order; and b. Any papers in response to objections must be filed and served at least fourteen (14) days before the date of the Settlement Hearing as initially set by the Court in this Preliminary Approval Order. 17. All proceedings in the California Consolidated Action are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 46 of 71

- 8 - EXHIBIT B – [PROPOSED] PRELIMINARY APPROVAL ORDER LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 18. This Court may, for good cause, extend any of the deadlines set forth in this Preliminary Approval Order without further notice to Current Zuora Shareholders. 19. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing, liability, or non-liability of the Settling Parties or Released Persons, or of the validity or infirmity of any Released Claims; or (ii) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative, other than to enforce the terms therein. 20. The Court reserves the right to hold the Settlement Hearing telephonically or by videoconference without further notice to Current Zuora Shareholders. Any Current Zuora Shareholder (or his, her or its counsel) who wishes to appear at the Settlement Hearing should consult the Court’s calendar and/or the Investors Relations page of Zuora’s website for any change in date, time or format of the Settlement Hearing. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current Zuora Shareholders. The Court retains jurisdiction to consider all further applications arising out of or connected with the Settlement, except as to those matters specifically referred to the Mediator in the Stipulation. IT IS SO ORDERED. DATED: __________________ HONORABLE SUSAN ILLSTON Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 47 of 71

EXHIBIT C Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 48 of 71

- 1 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA IN RE ZUORA, INC. DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS. Lead Case No. 3:19-cv-05701-SI (Consolidated with Case No. 3:19-cv-05702-SI) EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 49 of 71

- 2 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO: ALL PERSONS OR ENTITIES WHO HOLD OR BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, ZUORA, INC. (“ZUORA” OR THE “COMPANY”) COMMON STOCK AS OF MAY 9, 2023 (“CURRENT ZUORA SHAREHOLDERS”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED CONSOLIDATED SHAREHOLDER DERIVATIVE ACTION (THE “ACTION”) BY ENTRY OF THE JUDGMENT BY THE COURT AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD ZUORA COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above- referenced shareholder derivative lawsuit as well as related suits. This Notice is provided by Order of the U.S. District Court for the Northern District of California (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto. I. WHY THE COMPANY HAS ISSUED THIS NOTICE Your rights may be affected by the Settlement of the following actions: • In re Zuora, Inc. Derivative Litigation, Lead Case No. 3:19-cv-05701-SI (N.D. Cal.); • DeRycke v. Tzuo, et al., Case No. 3:22-cv-2775-SI (N.D. Cal.); • In re Zuora, Inc. Derivative Litigation, Lead Case No. 1:20-cv-00714-CFC (D. Del.); and • In re Zuora, Inc. Stockholder Derivative Litigation, Case No. 2021-0147-SG (Del. Ch.). Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 50 of 71

- 3 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Plaintiffs in these actions (the “Litigation”), Andrew Lichter, Keith Beaven, Theresa DeRycke (Sbarra), Ahtesham Ahmed, Kenneth Schuster, Aleta Thompson, and Matthew Harney1 (on behalf of themselves and derivatively on behalf of Zuora) (collectively “Plaintiffs”); individual defendants Marc Diouane, Peter Fenton, Kenneth A. Goldman, Timothy Haley, Jason Pressman, Tyler Sloat, Tien Tzuo, Michelangelo Volpi, and Magdalena Yesil (“Individual Defendants”); and nominal defendant Zuora have agreed upon terms to settle the Litigation, through counsel, and have signed a written Stipulation and Agreement of Settlement (“Stipulation”) setting forth those settlement terms. Together, the Individual Defendants and nominal defendant Zuora are referred to as “Defendants.” On ___________, 2023, at _____ __.m., San Francisco Courthouse, Courtroom 1 – 17th Floor, 450 Golden Gate Avenue, San Francisco, CA 94102, the Honorable Judge Susan Illston will hold a hearing (the “Settlement Hearing”) in this action. The purpose of the Settlement Hearing is to determine, pursuant to Federal Rule of Civil Procedure 23.1: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether the notice of the Settlement to Current Zuora Shareholders fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process; (iii) whether a final judgment should be entered; (iv) whether the agreed-to Fee and Expense Amount and Service Awards to Plaintiffs should be approved; and (v) such other matters as may be necessary or proper under the circumstances. The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Zuora Shareholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Zuora Shareholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current Zuora Shareholders. If you intend to attend the Settlement Hearing, please consult the Court’s 1 The Settlement also includes Janet Kernan, a Zuora stockholder who sent an inspection demand to Zuora pursuant to 8 Del. C. § 220. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 51 of 71

- 4 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 calendar and/or the website of Zuora (http://______com) for any change in date, time or format of the Settlement Hearing. II. SUMMARY OF THE ACTION A. Description of the Derivative Actions and Settlement Zuora, a Delaware corporation headquartered in Redwood City, California, is a software company that designs and sells service applications for companies. The Company is a cloud-based subscription platform that provides software to enable companies across multiple industries and geographies to launch, manage, or transform to a subscription-based model. Zuora Billing (“Billing”) is a software that helps Zuora’s customers bill their subscribers. Zuora RevPro (“RevPro”) is a software that helps Zuora’s customers properly recognize revenue. In the Litigation, Plaintiffs allege, as reflected in the shareholder derivative complaints, that the Individual Defendants breached their fiduciary duties to Zuora and its stockholders by making or causing Zuora to make false and misleading public statements that represented that data generated by Billing was easily integrated into RevPro, thereby streamlining a customer’s bookkeeping. Plaintiffs further allege that, in truth, customers needed to either manually export billing data from Billing and then manually input it into RevPro, or create their own integration software, which was expensive and time-consuming, and thus a key purported benefit of the Company’s software was not as advertised. Plaintiffs allege in the Litigation that the Individual Defendants failed to disclose material issues with the Company’s primary products, and, as a result, the price of the Company’s securities during and after the initial public offering of its common stock was artificially inflated. Plaintiffs further allege that the Individual Defendants were unjustly enriched and that certain of the Individual Defendants sold their personally held shares of Zuora stock at artificially inflated prices while in possession of material nonpublic information. On May 30, 2019, Zuora issued a press release announcing its financial results for the quarter ended April 30, 2019. The Company also announced that it was reducing its guidance for the upcoming quarter and fiscal year 2020, and revealed that Defendant Diouane would be stepping down as President and Head of Sales. Among other damages to Zuora, the Litigation alleges that the Individual Defendants’ misconduct exposed Zuora to liability in the consolidated securities class Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 52 of 71

- 5 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 action pending in the United States District Court for the Northern District of California captioned, Roberts v. Zuora, Inc., et al., Case No. 3:19-cv-03422-SI (the “Federal Class Action”) and the consolidated securities class action pending in the Superior Court of California, County of San Mateo, captioned Olson v. Tzuo, Case No. 20-CIV-01918 (the “State Class Action,” together with the Federal Class Action, the “Securities Class Actions”). B. The Settlement Negotiations On December 9, 2022, Defendants and Plaintiffs participated in a formal mediation addressing the Litigation. The mediation was supervised by a mediator who is a nationally recognized neutral with extensive experience litigating and mediating complex stockholder derivative and class actions. While the December 9, 2022, mediation ended without a settlement, Defendants and Plaintiffs nonetheless made meaningful progress and continued their settlement negotiations after the mediation with the mediator’s assistance. Detailed written proposals and counter-proposals were exchanged and debated in numerous communications. Ultimately, on December 12, 2022, Defendants and Plaintiffs reached an agreement-in-principle on corporate governance measures that will be adopted by Zuora as consideration for a global resolution of the Litigation. After Defendants and Plaintiffs reached an agreement-in-principle on the material substantive terms to resolve the Litigation, Plaintiffs’ counsel and Defendants’ counsel commenced negotiations regarding an appropriate award of attorneys’ fees and expenses commensurate with the value of the Settlement benefit and the contributions of Plaintiffs’ counsel to the Settlement. The fee negotiations were facilitated and supervised by the mediator, who was familiar with the complexity of the issues, risks, and challenges confronted by Plaintiffs, as well as the Plaintiffs’ counsel’s efforts in securing the Settlement benefit. Following a number of exchanges through the mediator, Plaintiffs’ counsel and Defendants’ counsel accepted the mediator’s proposal, agreeing to the payment by Zuora’s insurers to Plaintiffs’ counsel for their attorneys’ fees of $2 million, subject to Court approval. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 53 of 71

- 6 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT The proposed Settlement requires the Company to adopt certain corporate governance measures that are outlined in Exhibit A to the Stipulation (“Measures”). The Measures shall be maintained for a minimum period of four (4) years following the Effective Date of the Settlement, subject to certain terms set forth in the Stipulation. The Settling Parties agree that the litigation and settlement efforts in the Litigation were the precipitating, substantial and material factor in the Board’s agreement to adopt, implement, and maintain the Measuresfor the agreed term, and that the Measures confer substantial benefits to Zuora and its shareholders. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court. IV. PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES After negotiating the principal terms of the Settlement, counsel for the Settling Parties, and the insurers, acting by and through their counsel, separately negotiated the attorneys’ fees and expenses with the assistance of the mediator. Zuora has agreed to cause its insurers to pay to Plaintiffs’ counsel an award of attorneys’ fees and expenses in the total amount of $2 million (the “Fee and Expense Amount”), subject to approval by the Court. The Settling Parties mutually agree that the Fee and Expense Amount is fair and reasonable in light of the benefits conferred upon Zuora and the Current Zuora Shareholders by the Settlement. Additionally, Plaintiffs may apply to the Court for service awards in the amount of up to $2,000 for each of the seven Plaintiffs (“Service Awards”), to be paid out of such Fee and Expense Amount awarded by the Court. V. REASONS FOR THE SETTLEMENT Counsel for the Settling Parties believe that the Settlement is in the best interests of Zuora and its shareholders. A. Why Did Plaintiffs Agree to Settle? Plaintiffs and Plaintiffs’ counsel believe that the claims asserted in the Litigation have merit and that their investigations support the claims asserted. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, and in light of the benefits Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 54 of 71

- 7 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 of the Settlement as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trials and appeals, Plaintiffs have concluded that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Plaintiffs and Plaintiffs’ counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Litigation against the Individual Defendants through trials and possible appeals. Plaintiffs and Plaintiffs’ counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Litigation, as well as the difficulties and delays inherent in such litigation. Based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Zuora and its shareholders, Plaintiffs and Plaintiffs’ counsel have determined that the Settlement’s guarantee of substantial benefits conferred upon Zuora and its shareholders in the form of the Measures is fair, reasonable and adequate consideration for forgoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of Zuora and its shareholders. Plaintiffs’ counsel attest that they conducted an investigation relating to the claims and the underlying events alleged in the Litigation, including, but not limited to: (i) negotiating for and reviewing thousands of pages of non-public, Board-level corporate books and records obtained pursuant to Section 220 inspection demands; (ii) reviewing and analyzing the Zuora’s public filings with the Securities and Exchange Commission, press releases, announcements, transcripts of investor conference calls, and news articles; (iii) reviewing and analyzing the investigations in publicly-available pleadings against Zuora related to the allegations in the Litigation; (iv) reviewing and analyzing the allegations contained in the related securities class actions; (v) researching, drafting, and serving the shareholder demands; (vi) researching, drafting, and filing shareholder derivative complaints; (vii) reviewing over 37,000 pages documents of internal corporate documents and transcripts and exhibits from the depositions taken in the Federal Class Action produced to Plaintiffs by Zuora in connection with the Litigation; (viii) researching the applicable law with respect to the claims asserted (or which could be asserted) in the Litigation and the potential defenses thereto; (ix) researching corporate governance issues; (x) preparing detailed settlement Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 55 of 71

- 8 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 demands in connection with the mediation; (xi) participating in the mediation; (xii) engaging in extensive pre- and post-mediation settlement discussions with the mediator and Defendants’ counsel; and (xiii) negotiating and drafting the settlement documentation for presentment to the Court. Plaintiffs’ counsel’s decision is further informed by their experience and thorough analysis of the facts and law governing the applicable derivative standing and pleading requirements, substantive claims and defenses, and damages and disgorgement remedies. Plaintiffs’ counsel’s assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined in the course of drafting amended pleadings, in connection with preparing and submitting mediation submissions, and during the many months of substantive written and verbal exchanges with Defendants’ counsel and the mediator. B. Why Did the Defendants Agree to Settle? The Individual Defendants have denied, and continue to deny, each and every claim and contention alleged by Plaintiffs in the Litigation and deny any and all allegations of fault, wrongdoing, liability, or damages whatsoever. The Individual Defendants affirm that at all relevant times they acted properly, lawfully, in good faith, in full accord with their fiduciary duties, and in a manner they reasonably believed to be in the best interests of Zuora and its stockholders. Further, the Individual Defendants have denied expressly, and continue to deny expressly, all allegations of wrongdoing, fault, liability, or damage against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Litigation. The Individual Defendants deny that they have ever committed or attempted to commit any violations of law, any breach of fiduciary duty owed to Zuora or its shareholders, or any wrongdoing whatsoever. The Individual Defendants maintain that they had and have meritorious defenses to all claims alleged in the Litigation. Without admitting the validity of any of the claims that Plaintiffs have asserted in the Litigation, or any liability with respect thereto, the Individual Defendants have concluded that it is desirable that the claims be settled on the terms and subject to the conditions set forth herein. The Individual Defendants are entering into this Settlement because (among other reasons) it will eliminate the uncertainty, distraction, disruption, burden, and expense of further litigation of the Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 56 of 71

- 9 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Litigation. The Settling Parties agree that neither the Stipulation, nor any of its terms or provisions, nor any act performed or document executed pursuant to or in furtherance of the Settlement: (a) is, may be construed as, or may be used as, an admission of, or evidence of, the truth or validity of any of the Released Claims, any claims or allegations made in the Litigation, or any purported acts or omissions by the Defendants; (b) is, may be construed as, or may be used as, an admission of, or evidence of, any fault, omission, negligence, or wrongdoing by the Defendants, or any concession of liability whatsoever; or (c) is, may be construed as, or may be used as, an admission of, or evidence of, a concession by any Individual Defendant of any infirmity in the defenses that Defendants asserted or could have asserted in the Litigation, or otherwise. VI. SETTLEMENT HEARING On ___________, 2023, at _____ _.m., the Court will hold the Settlement Hearing in San Francisco Courthouse, Courtroom 1 – 17th Floor, 450 Golden Gate Avenue, San Francisco, CA 94102. At the Settlement Hearing, the Court will consider, pursuant to Federal Rule of Civil Procedure 23.1, whether the terms of the Settlement are fair, reasonable, and adequate and should be finally approved; whether to approve the separately negotiated and agreed Fee and Expense Amount; and whether the Action should be dismissed with prejudice by entry of the Judgment pursuant to the Stipulation. The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Zuora Shareholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Zuora Shareholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current Zuora Shareholders. VII. RIGHT TO ATTEND SETTLEMENT HEARING Any Current Zuora shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. ZUORA SHAREHOLDERS WHO Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 57 of 71

- 10 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. A. You Must Make Detailed Objections in Writing Any objections must be presented in writing and must contain the following information: 1. Your name, legal address, telephone number, and e-mail address; 2. The number of shares of Zuora stock you currently hold, together with third- party documentary evidence, such as the most recent account statement, showing such share ownership, and proof of being a Zuora shareholder as of May 9, 2023 through the present; 3. If the objection is made by the Current Zuora Shareholder’s counsel, the counsel’s name, address, telephone number and e-mail address (if available); 4. A statement of specific objections to the Settlement, the grounds therefor, or the reasons for such Person desiring to appear and be heard, as well as all documents or writings such Person desires the Court to consider; 5. The identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their likely testimony; and 6. A list, including dates, courts, case names and numbers, and disposition of any other Settlements to which the individual or entity has objected during the previous seven (7) years. B. You Must Timely File Written Objections with the Court and Deliver to Counsel for Plaintiffs and the Defendants ANY WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN _____________, 2023. The Court Clerk’s address is: Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 58 of 71

- 11 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Clerk of Court U.S. District Court for the Northern District of California 450 Golden Gate Avenue San Francisco, CA 94102-3489 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFFS AND THE DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN _____________, 2023. Counsel’s addresses are: Counsel for Plaintiff: Laurence M. Rosen THE ROSEN LAW FIRM, P.A. 355 S. Grand Avenue, Suite 2450 Los Angeles, CA 90071 and Timothy Brown THE BROWN LAW FIRM, P.C. 767 Third Avenue, Suite 2501 New York, NY 10017 Counsel for Defendants: Susan S. Muck WILMER CUTLER PICKERING HALE AND DOOR LLP One Front Street, Suite 3500 San Francisco, CA 94111 Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Parties. Any attorney retained by a Person intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements set forth above, file with the Clerk of the Court and deliver to counsel listed above for plaintiffs and the defendants a notice of appearance, which must be received by no later than ______________________, 2023. Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 59 of 71

- 12 - EXHIBIT C – NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding. IX. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation. For additional information about the claims asserted in the Action and the terms of the proposed Settlement, please refer to the documents filed with the Court in the Action, the Stipulation and its exhibits (they are filed as an exhibit to the Company’s Current Report on Form 8-K, or in a Form 10-Q or Form 10-K, filed with the Securities and Exchange Commission and available at www.sec.gov), and this Notice of Pendency and Proposed Settlement of Derivative Matters. The “Investor Relations” section of Zuora website (http://______com) provides hyperlinks to the Notice and to the Stipulation and its exhibits. You may obtain further information by contacting Plaintiffs’ counsel at: Timothy Brown, The Brown Law Firm, P.C., 767 Third Avenue, Suite 2501, New York, NY 10017, Telephone: (516) 922-5427, E-mail: tbrown@thebrownlawfirm.net; or Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, New York, NY 10016, Telephone: (212) 686-1060, E-mail: pkim@rosenlegal.com. PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. DATED: ________________ HONORABLE SUSAN ILLSTON Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 60 of 71

EXHIBIT D Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 61 of 71

- 1 - EXHIBIT D – SUMMARY NOTICE OF PENDENCY PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA IN RE ZUORA, INC. DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS. Lead Case No. 3:19-cv-05701-SI (Consolidated with Case No. 3:19-cv-05702-SI) EXHIBIT D – SUMMARY NOTICE OF PENDENCY PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 62 of 71

- 2 - EXHIBIT D – SUMMARY NOTICE OF PENDENCY PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF ZUORA, INC. (“ZUORA” OR THE “COMPANY”) COMMON STOCK AS OF MAY 9, 2023 (“CURRENT ZUORA SHAREHOLDERS”) YOU ARE HEREBY NOTIFIED, pursuant to the ___________, 2023 Preliminary Approval Order entered in the above-captioned shareholder derivative action, that a Stipulation and Agreement of Settlement dated May 9, 2023 (the “Stipulation” or “Settlement”)1 has been entered to resolve all shareholder derivative claims pending on behalf of nominal defendant Zuora pending in several related shareholder derivative actions in state and federal courts (the “Litigation”). In the Litigation, Plaintiffs allege, as reflected in the shareholder derivative complaints, that the Individual Defendants breached their fiduciary duties to Zuora by making or causing Zuora to make false and misleading statement that represented that data generated by Zuora Billing was easily integrated into Zuora RevPro, thereby streamlining a customer’s bookkeeping. Plaintiffs further allege that, in truth, customers needed to either manually export billing data from Zuora Billing and then manually input it into Zuora RevPro, or create their own integration software, which was expensive and time-consuming, and thus a key benefit of the Company’s software was not as advertised. Plaintiffs allege in the Litigation that the Individual Defendants failed to disclose material issues with the Company’s primary products, and, as a result, the price of the Company’s securities during and after the initial public offering of its common stock was artificially inflated. The Individual Defendants have denied, and continue to deny, each and every claim and contention alleged by Plaintiffs in the Litigation and deny any and all allegations of fault, wrongdoing, liability, or damages whatsoever. In connection with, and conditioned upon, the Settlement, Zuora has agreed to implement and/or maintain corporate governance measures, as defined and set forth in the Stipulation. The 1Except as otherwise defined herein, all capitalized terms shall have the same meanings as set forth in the Stipulation. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 63 of 71

- 3 - EXHIBIT D – SUMMARY NOTICE OF PENDENCY PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 independent non-defendant members of Zuora’s Board have determined that the Settlement is in the best interests of Zuora and its shareholders and unanimously approved the Settlement. The Defendants dispute the allegations in the Litigation and enter into the Stipulation and Settlement without in any way acknowledging any fault, liability, or wrongdoing of any kind. On ___________, 2023, at _____ __.m., San Francisco Courthouse, Courtroom 1 – 17th Floor, 450 Golden Gate Avenue, San Francisco, CA 94102, the Honorable Judge Susan Illston will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine, pursuant to Federal Rule of Civil Procedure 23.1: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether the notice of the Settlement to Current Zuora Shareholders fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process; (iii) whether a final judgment should be entered; (iv) whether the separately negotiated and agreed Fee and Expense amount of $2 million to be paid to Plaintiffs’ counsel by Zuora’s insurers should be approved; (v) whether Service Awards in the amount of up to $2,000 for each of the seven Plaintiffs, to be paid out of the Fee and Expense Amount, should be approved; and (vi) such other matters as may be necessary or proper under the circumstances. The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Zuora Shareholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Zuora Shareholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current Zuora Shareholders. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or the website of Zuora (http://______com) for any change in date, time or format of the Settlement Hearing. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 64 of 71

- 4 - EXHIBIT D – SUMMARY NOTICE OF PENDENCY PROPOSED SETTLEMENT OF DERIVATIVE MATTERS; LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 PLEASE READ THIS SUMMARY NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A CURRENT ZUORA SHAREHOLDER, YOUR RIGHTS MAY BE AFFECTED BY THE SETTLEMENT OF THE ACTION. This is a summary notice only. For additional information about the claims asserted in the Action and the terms of the proposed Settlement, please refer to the documents filed with the Court in the Action, the Stipulation and its exhibits (they are filed as an exhibit to [the Company’s Current Report on Form 8-K/quarterly report on Form 10-Q/annual report on Form 10-K] filed with the Securities and Exchange Commission and available at www.sec.gov), and the full-length Notice of Pendency and Proposed Settlement of Derivative Matters (the “Notice”). The “Investor Relations” section of Zuora website (http://______com) provides hyperlinks to the Notice and to the Stipulation and its exhibits. PLEASE DO NOT CONTACT THE COURT REGARDING THIS SUMMARY NOTICE. If you have any questions about matters in this Summary Notice you may contact Timothy Brown, The Brown Law Firm, P.C., 767 Third Avenue, Suite 2501, New York, NY 10017, Telephone: (516) 922-5427, E-mail: tbrown@thebrownlawfirm.net; or Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, New York, NY 10016, Telephone: (212) 686-1060, E-mail: pkim@rosenlegal.com. If you are a current Zuora shareholder, you will be bound by the Order and Final Judgment of the Court granting final approval of the Settlement and shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection. Any objections to the Settlement must be filed on or before ______________, 2023, in accordance with the procedures set forth in the Notice. DATED: HONORABLE SUSAN ILLSTON Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 65 of 71

EXHIBIT E Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 66 of 71

- 1 - EXHIBIT E – [PROPOSED] FINAL ORDER AND JUDGMENT Lead Case No. 3:19-cv-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA IN RE ZUORA, INC. DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS. Lead Case No. 3:19-cv-05701-SI (Consolidated with Case No. 3:19-cv-05702-SI) EXHIBIT E – [PROPOSED] FINAL ORDER AND JUDGMENT Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 67 of 71

- 2 - EXHIBIT E – [PROPOSED] FINAL ORDER AND JUDGMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This matter came before the Court for hearing pursuant to the Preliminary Approval Order of this Court, dated ____________, 2023 (“Order”), on the motion of the parties for approval of the proposed settlement (“Settlement”) set forth in the Stipulation and Agreement of Settlement dated May 9, 2023 (“Stipulation”). The Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement. Being fully advised of the premises and finding that good cause exists, the Court enters this Judgment. IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that: 1. This Order and Final Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings as set forth in the Stipulation, unless otherwise set forth herein. 2. This Court has jurisdiction over the subject matter of this case, including all matters necessary to effectuate the Settlement, and over all Settling Parties. 3. Based on evidence submitted, the Court finds that notice of the Settlement was published and disseminated in accordance with this Court’s Preliminary Approval Order. This Court further finds that the forms and contents of the Notice and Summary Notice, as previously preliminary approved by the Court, complied with the requirements of Federal Rule of Civil Procedure 23.1, satisfied the requirements of due process of the United States Constitution, and constituted due and sufficient notice of the matters set forth therein. 4. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable, and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so. Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 68 of 71

- 3 - EXHIBIT E – [PROPOSED] FINAL ORDER AND JUDGMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 5. Pursuant to entry of this Judgment, this California Consolidated Action and all claims contained therein against Defendants, as well as all of the Released Claims against each of the Defendants and their Related Persons, are hereby dismissed with prejudice. As among the Plaintiffs and Defendants, the parties are to bear their own costs, except as otherwise provided in the Stipulation. 6. Upon the Effective Date, Zuora, Inc. (“Zuora”), Plaintiffs (on behalf of themselves and derivatively on behalf of Zuora), and all other Releasing Persons (derivatively on behalf of Zuora) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Persons from the Released Claims. The Releasing Persons shall be deemed to have, and by operation of this Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from initiating, instituting, commencing, maintaining, or prosecuting any of the Released Claims against any of the Released Persons. Upon the Effective Date, the Releasing Persons shall be deemed to have waived and relinquished, to the fullest extent permitted by law, the provisions, rights, and benefits of any state, federal, or foreign law, or principle of common law, which may have the effect of limiting the foregoing release. The foregoing release shall include a release of Unknown Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Parties to enforce the terms of the Stipulation or the Judgment. 7. Upon the Effective Date, the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Releasing Persons from all claims, sanctions, actions, liabilities, or damages arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Released Claims. The foregoing release shall include a release of Unknown Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 69 of 71

- 4 - EXHIBIT E – [PROPOSED] FINAL ORDER AND JUDGMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Parties to enforce the terms of the Stipulation or the Judgment. 8. Nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants and/or Zuora against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives, including, but not limited to, any rights or claims by the Defendants under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by the Company. Nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of the Defendants relating in any way to indemnification or advancement of attorneys’ fees relating to the Action or the Released Claims, whether under any written indemnification or advancement agreement, or under the Company’s charter, by-laws or operating agreement, or under applicable law. 9. During the course of the Litigation, all parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11, and all other similar rules, laws, or statutes. 10. The Court hereby approves the Fee and Expense Amount and Service Awards and finds that such awards are fair and reasonable. 11. Neither the Stipulation (including any Exhibits attached thereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 70 of 71

- 5 - EXHIBIT E – [PROPOSED] FINAL ORDER AND JUDGMENT LEAD CASE NO. 3:19-CV-05701-SI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement. 12. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, except as otherwise provided in the Stipulation. 13. This Final Order and Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Federal Rule of Civil Procedure 58 and all other similar laws. IT IS SO ORDERED. DATED: __________________ HONORABLE SUSAN ILLSTON Case 3:19-cv-05701-SI Document 84-1 Filed 05/26/23 Page 71 of 71